UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2018
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Travelzoo
(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

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Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2018, Travelzoo (the "Company") announced the departure of Glen Ceremony, Chief Financial Officer, on October 26.
On October 26, 2018, Ms. Lisa Su, 43, the Company's Vice President and Controller will become the Company's Principal Accounting Officer. Ms. Su has served as the Company's Vice President and Controller since May 2011. Prior to May 2011, Ms. Su was Controller of YuMe from June 2009. Prior to June 2009, Ms. Su was Controller of Travelzoo and prior to this role she performed various other accounting roles at Travelzoo since she started at Travelzoo in October 2000. Ms. Su holds an MBA in finance from California State University, East Bay and a bachelor's degree in economics-accounting from Claremont McKenna College.
There are no arrangements or understandings between Ms. Su and any other persons pursuant to which she was selected as Principal Accounting Officer. There are also no family relationships between Ms. Su and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On October 24, 2018, the Company retained Wayne Lee, as interim Chief Financial Officer starting October 26-while the search for a new Chief Financial Officer is performed. Mr. Lee was Travelzoo's former Chief Financial Officer, serving from 2006 to 2011.
After 14 years with Travelzoo, on October 19, 2018, Michael Stitt, President, North America, has left the Company. Ellie Hirschhorn, General Manager, U.S., who was hired in April 2018 has assumed full responsibilities over the U.S. business and Lara Barlow, General Manager, Canada, will continue to manage the Canada business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	October 24, 2018	By:	/s/ Glen Ceremony
Glen Ceremony Chief Financial Officer